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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         May 20, 2005
                                                --------------------------------

                               Enesco Group, Inc.
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             (Exact name of registrant as specified in its charter)

          Illinois                    0-1349                 04-1864170
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(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)

                         225 Windsor Drive, Itasca, IL          60143
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                   (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code        (630) 875-5300
                                                   -----------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  MATERIAL DEFINITIVE AGREEMENT

On May 16, 2005, Enesco entered into an amendment to its existing U.S. credit facility, effective May 20, 2005, to provide that $200,000 of its fee of $700,000 payable on May 16, 2005 is deferred until June 16, 2005. This amendment was subject to certain conditions including the payment of $500,000 on the original date of May 16, 2005 prior to being effective on May 20, 2005 which were satisfied by Enesco.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Enesco Group, Inc.
                                        ----------------------------------------
                                                     (Registrant)

Date        May 25, 2005                By: /s/ Cynthia Passmore-McLaughlin
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                                            Cynthia Passmore-McLaughlin,
                                            President and CEO



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                                  Exhibit Index


Exhibit 99.1 Seventh Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated May 16, 2005 by and among Enesco Group, Inc., Fleet National Bank and LaSalle Bank, N.A.